THIS DEED,  made ________ day of November,  1998, by and between HAROLD
N. SPURLOCK and DAPHNE R. SPURLOCK, husband and wife, to be indexed as grantor (the "Grantor"), and SPURLOCK ADHESIVES, INC., a Virginia corporation, to be indexed as grantee(s) (the "Grantee(s)"), provides as follows:

                              W I T N E S S E T H :


         That for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor does hereby grant and convey unto the Grantee, with SPECIAL WARRANTY of Title, the following described real estate, to-wit:


                 SEE SCHEDULE A ATTACHED HERETO AS A PART HEREOF


         This conveyance is made expressly subject to such recorded restrictions, conditions and easements as may lawfully apply to the real estate and to such state of facts as would be shown by a current survey and inspection thereof.



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


         WITNESS the following signatures:


                                              /s/ Harold N. Spurlock
                                              ----------------------------
                                              Harold N. Spurlock, Grantor


                                              /s/ Daphne R. Spurlock
                                              ----------------------------
                                              Daphne R. Spurlock, Grantor


COMMONWEALTH OF VIRGINIA

CITY OF PETERSBURG, to-wit:

         The foregoing deed was acknowledged before me, the undersigned Notary Public, in my jurisdiction aforesaid, this 5 day of November, 1998, by Harold
N. Spurlock and Daphne R. Spurlock, husband and wife, Grantors.
         My Commission expires:        2 28 2002      .
                               -----------------------


                             /s/ Peggy K. Seward
                        -------------------------------------
                                Notary Public


Grantee's Address:

PO Box 8
Waverly, VA  23890





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                                    Exhibit A



ALL that certain tract or parcel of land lying and being situated in Waverly Magisterial District, Sussex County, Virginia, containing 32 acres, more or less, by estimation, but sold in gross and not by the acre, and bound on the north by U.S. Route 460, on the east by Harold N. Spurlock, on the south by Norfolk and Western Railway Company, and on the West by land owned by the Town of Waverly.

BEING the same real estate conveyed to Harold N. Spurlock and Daphne R. Spurlock, as tenants by the entirety with the right of survivorship as at common law, by deed from Lone Star Industries, Inc., a Delaware corporation, dated June 7, 1989, recorded June 14, 1989, Clerk's Office, Circuit Court, Sussex County, Virginia, Deed Book 120, page 243.